UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2009

POWER MEDICAL INTERVENTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33770	23-3011410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Cabot Boulevard, Langhorne, Pennsylvania	19047
(Address of Principal Executive Offices)	(Zip Code)

(267) 775-8100

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On March 4, 2009, Power Medical Interventions, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter and year ended December 31, 2008.  The full text of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K which was filed by the Company on March 5, 2009.

Additionally, on March 4, 2009, following the issuance of the Company’s financial results press release, the Company conducted a conference call and webcast to discuss its financial results for the quarter and year ended December 31, 2008.  A copy of the transcript of the conference call is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 9.01.	Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit No.	Description

99.1	Transcript of the Conference Call held by Power Medical Interventions, Inc. on March 4, 2009 reporting its financial results for the quarter and year ended December 31, 2008.

* The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

By:	/s/ Brian M. Posner
	Name:	Brian M. Posner
	Title:	Chief Financial Officer

Date:  March 5, 2009